UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                                      February 17, 2014

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

West8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France	77042 75784
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 354-6100 (Houston) 33 156 26 71 71 (Paris)

Not Applicable

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

Item 2.02	Results of Operations and Financial Condition

On February 17, 2014, Dresser-Rand Group Inc. (the “Company”) issued a press release announcing that it is planning to suspend operations at its pig manure treatment facilities in Spain as a result of the potential implementation of a new Spanish regulation significantly reducing beneficial tariffs and providing updated guidance for the Company’s fourth quarter and full year 2013 revenues and operating income based on its preliminary and unaudited results for those periods. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. All information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the registrant specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Dresser-Rand Group Inc. Press Release dated February 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.
(Registrant)

Date: February 18, 2014	By:	/s/ Jan Kees van Gaalen
Jan Kees van Gaalen
Executive Vice President and CFO

DRESSER-RAND GROUP INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Dresser-Rand Group Inc. Press Release dated February 17, 2014